Media Relations Contact Kara Leiterman, Schneider M 920-370-7188 leitermank@schneider.com For additional or story assistance, please contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com Investor Relations Contact Steve Bindas, Schneider 920-592-SNDR (7637) investor@schneider.com schneider.com/news Schneider to expand with acquisition of dedicated carrier GREEN BAY, Wisconsin (January 04, 2022) – Schneider (NYSE: SNDR), a premier provider of transportation, intermodal and logistics services, announced today the company is growing its dedicated operations with the acquisition of Ohio-based truckload carrier, Midwest Logistics Systems (MLS). MLS is a leading dedicated carrier with over 1,000 professional drivers, operating 900 tractors across 30 central U.S. locations. Schneider has acquired 100% of the equity interest in MLS. The carrier will run as an independent subsidiary of Schneider. MLS professional drivers and associates will continue to operate under the MLS name. “Preserving the MLS identity is essential. The carrier’s family-owned nature combined with its strong culture and customer service make it a valuable contributor for growing Schneider’s dedicated operations,” said Schneider President and CEO Mark Rourke. “With this acquisition, we believe Schneider is on track to generate $1 Billion in annual revenue in our dedicated operations with over 5,000 trucks.” MLS annual revenues are approximately $205 million*, and the acquisition is expected to be immediately accretive to Schneider’s earnings per share. MLS financial results will be reported in dedicated operations as part of the Truckload segment beginning in the first quarter of 2022. “Schneider is a well-established company and a great cultural fit," said MLS Vice President Dave DeMoss. “We are excited to be a key component to Schneider’s dedicated growth strategy.” The enterprise value of the transaction was approximately $263 million. Schneider financed the transaction through cash on hand. Scopelitis, Garvin, Light, Hanson & Feary served as

Media Relations Contact Kara Leiterman, Schneider M 920-370-7188 leitermank@schneider.com For additional or story assistance, please contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com Investor Relations Contact Steve Bindas, Schneider 920-592-SNDR (7637) investor@schneider.com schneider.com/news Schneider’s transaction and legal advisor and Frost Brown Todd served as Midwest Logistics Systems, Ltd.’s transaction and legal advisor. To learn more about the transaction, go to investors.schneider.com. To learn more about Schneider, go to schneider.com. *Unaudited revenues for the 12-month period ended September 30, 2021. About Schneider Schneider is a premier provider of transportation and logistics services. Offering one of the broadest portfolios in the industry, Schneider’s solutions include Regional and Long-Haul Truckload, Expedited, Dedicated, Bulk, Intermodal, Brokerage, Warehousing, Supply Chain Management, Port Logistics and Logistics Consulting. With nearly $4.6 billion in annual revenue, Schneider has been safely delivering superior customer experiences and investing in innovation for over 85 years. The company’s digital marketplace, Schneider FreightPower®, is revolutionizing the industry giving shippers access to an expanded, highly flexible capacity network and provides carriers with unmatched access to quality drop-and-hook freight – Always Delivering, Always Ahead. For more information about Schneider, visit Schneider.com or follow the company socially on Facebook, LinkedIn and Twitter: @WeAreSchneider. About MLS Midwest Logistics Systems (MLS) is a premier dedicated carrier with over 1,000 professional drivers and 170 support personnel across 30 facilities in the central United States. MLS operates dedicated assets within a defined network, facilitating high utilization, low costs, unrivaled driver retention, and best-in-class asset performance. Source: Schneider SNDR

Media Relations Contact Kara Leiterman, Schneider M 920-370-7188 leitermank@schneider.com For additional or story assistance, please contact Kara Leiterman, Media Relations Manager M 920-370-7188 leitermank@schneider.com Investor Relations Contact Steve Bindas, Schneider 920-592-SNDR (7637) investor@schneider.com schneider.com/news Special Note Regarding Forward-Looking Statements This information contained in this press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, which are intended to come within the safe harbor protection provided by such Act. These forward-looking statements reflect our current expectations, beliefs, plans, or forecasts with respect to, among other things, future events and financial performance and trends in the business and industry. Forward-looking statements are often characterized by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential,” “forecast,” and other words, terms, and phrases of similar meaning and include statements regarding: (1) how MLS will be integrated into Schneider’s group structure and how MLS’s financial results will be reported in Schneider’s consolidated financial statements, (2) whether MLS drivers and associates will continue to work under the MLS name, (3) expectations regarding Schneider’s annual dedicated revenue, and (4) the expectation that the acquisition of MLS will be immediately accretive to Schneider’s earnings per share. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks, and uncertainties. Readers are cautioned that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements may be affected by risks and uncertainties in the business of Schneider and MLS and market conditions, including, among others, (1) the risk that the operations of Schneider and MLS will not be integrated successfully, (2) the risk that the combined business will not achieve the anticipated revenue and synergies or other expected benefits, and (3) those discussed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K filed on February 19, 2021, as such may be amended or supplemented in Part II, Item 1A, “Risk Factors,” of subsequently filed Quarterly Reports on Form 10-Q, as well as those discussed in the consolidated financial statements, related notes, and other information appearing elsewhere in the aforementioned reports and other filings with the SEC. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this press release to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. -END-